MAINSTAY GROUP OF FUNDS

Supplement dated January 17, 2018 (“Supplement”) to:

MainStay Cushing® Funds Prospectus, dated March 31, 2017, as supplemented;

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds and MainStay Asset Allocation Funds Prospectuses, each dated February 28, 2017, as supplemented; and

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund Prospectuses, each dated August 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is revised to add the following:

J.P. Morgan

Effective January 17, 2018, shareholders purchasing or redeeming Investor Class shares of a Fund through a J.P. Morgan self-directed brokerage account will be eligible for a waiver of both the front-end sales charge or contingent deferred sales charge, as applicable, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.